UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): February 23, 2006

                                  CARDIMA, INC.
               (Exact name of registrant as specified in charter)



       Delaware                         000-22419               94-3177883
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
 Incorporation or Organization)                              Identification No.)

                47266 Benicia Street, Fremont, California, 94538
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 354-0300

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management
Item 5.02 Election of Directors

On February 23, 2006, Tina Sim, Tony Shum and Robert Cheney were appointed to the Board of Directors of Cardima, Inc. (the "Company").

Tina Sim

Ms. Sim is a Chartered Accountant and a CFA Charter holder. From 1992 until 1995, Ms. Sim worked for Deloitte & Touche in Canada. From 1997 to 1999, Ms. Sim worked for Deloitte Touche Tohmatsu in Hong Kong. Ms. Sim's background includes advisory work on general accounting, tax and regulatory matters and cross-border jurisdictional issues. Ms. Sim is currently semiretired.

Tony Shum

Mr. Shum is a Business Development executive for the global banking group HSBC. Mr. Shum is a Chartered Accountant and has worked for Deloitte & Touche in Canada and Price Waterhouse in Hong Kong. Upon leaving public practice, Mr. Shum joined Walt Disney Television International where he helped to establish its broadcast television business in the Asia-Pacific region. He has also worked for a private equity venture capital investment firm and has provided business strategy and analysis services in Asia Pacific and Europe for businesses ranging from start-up ventures to multi-national corporations.

Robert Cheney

Mr. Cheney is a corporate consultant based in Hong Kong. Mr. Cheney is also a director and shareholder of Apix International Limited ("Apix" or the "Lender"). Mr. Cheney was previously the Chairman and CEO of a Hong Kong based telecommunications and Internet Services Company. Prior to his business career Mr. Cheney was a corporate lawyer in private practice qualified in Hong Kong, Canada and Britain.

During the past two years, Cardima was a party to the following transaction in which Robert Cheney has a material interest. As previously disclosed, on August 26, 2005, Cardima entered into a $3,000,000 secured Loan Agreement (the "Original Loan Agreement") with Apix International Limited, which has been fully funded. Also as previously disclosed, on February 14, 2006, Cardima entered into a loan facility term sheet (the "New Loan Facility") with Apix which provides for the roll-over of the Original Loan Agreement and the grant of an additional loan facility in the amount of $660,000 at an interest rate of 10% per annum. $200,000 was advanced to Cardima upon signing of the New Loan Facility term sheet (the "First Draw Down"). The additional $460,000 of funding is expected to be funded as follows:

o $220,000.00 on or after March 3, 2006 subject to an amended loan agreement being executed in accordance with the terms of the term sheet and subject to the sole and absolute discretion of the Lender (the "Second Draw Down");

o $240,000 on or after March 22, 2006, subject to the sole and absolute discretion of the Lender (the "Third Draw Down").

In addition, the Company and the Lender have agreed to the following terms:

o New Maturity Date. The maturity date of the Original Loan Facility is extended from February 28, 2006 to May 18, 2006.

o New Warrants and Price Adjustment to Existing Warrant. Pursuant to the Original Loan Facility, the Company issued a warrant to the Lender to purchase 30,000,000 shares of the Company's common stock at an exercise price of $0.10 per share (the "Original Warrant"). Pursuant to the New Loan Facility, the exercise price of the Original Warrant has been adjusted to $0.06 per share. In addition, the Company has granted the Lender a new warrant to purchase 23,800,000 shares of the Company's common stock at an exercise price of $0.06 per share for a term of ten years. In addition, upon completion of the Second and Third Draw Downs, the Company will grant the Lender warrants to purchase an additional 8,000,000 shares of the Company's common stock at an exercise price of $0.06 per share for a term of ten years.


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

o Conversion Rights. The Company has granted the Lender the right to convert the loan principal, interest, facility fees and exit fees into shares of the Company's common stock at a conversion price of $0.06 per share.

o Fee Adjustment. The facility fee has been increased from $60,000 to $80,000. In addition, the exit fee has been increased from $900,000 to $1,300,000.

o New Exit Fees. Upon completion of the First Draw Down, the exit fee was increased by $80,000. In addition, the exit fee will increase by $180,000 upon completion of the Second and Third Draw Downs.

o Registration Rights. Pursuant to the New Loan Facility, the Company agrees to register the shares underlying the loan principal, facility fees, and warrants on a registration statement on Form S-1 as soon as practicable after the date of issuing the warrant, but in any event no later May 31, 2006.

The issuance of the securities underlying the New Loan Facility are exempt from registration requirements of the Securities Act of 1933 (the "Securities Act") pursuant to Section 4(2) of such Securities Act and/or Regulation D promulgated thereunder based upon the representations of the Lender that it is an "accredited investor" (as defined under Rule 501 of Regulation D) and that it is purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the securities.


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

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Exhibit
Number    Description

10.1 Loan Agreement dated August 28, 2005 by and between Apix International Limited and Cardima, Inc. (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on September 1, 2005).

10.2 10% Promissory Note of Cardima, Inc. dated August 26, 2005 (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on September 1, 2005).

10.3 Warrant Agreement to purchase shares of the common stock of Cardima, Inc. dated as of August 28, 2005 (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on September 1, 2005).

10.4 Security Agreement dated August 12, 2005, by and between Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

10.5    Trademark  Security  Agreement  dated  August 12,  2005,  by and between
        Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

10.6 Patent Security Agreement dated August 12, 2005, by and between Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

10.7 Patent, Trademark and Copyright Security Agreement dated August 12, 2005, by and between Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

10.8 Loan Facility Term Sheet (as incorporated by reference to Cardima's Form 8-K filed with the Securities and Exchange Commission on February 21,
        2006)


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARDIMA, INC.



Date: March 1, 2006               By: /s/ Gabriel B. Vegh
                                      -------------------
                                  Name:   Gabriel B. Vegh
                                  Chief Executive Officer,
                                  Chief Financial Officer



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